UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 7, 2010

I.D. SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15087	22-3270799
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

One University Plaza, Hackensack, New Jersey		07601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (201) 996-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On January 7, 2010, I.D. Systems, Inc. (the “Registrant”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with General Electric Capital Corporation (“GECC”) and GE Asset Intelligence, LLC (“GEAI”), pursuant to which the Registrant acquired GEAI’s telematics business (the “Business”) through the purchase of 100% of the membership interests of Asset Intelligence, LLC (the “Company”), a newly formed, wholly owned subsidiary of GEAI into which substantially all of the assets, including intellectual property, and liabilities of the Business had been transferred immediately prior to the closing.  Effective with the closing of the transaction, the Company became a wholly owned subsidiary of the Registrant.  In connection with the transaction, the Company offered employment to all of the former employees of the Business.

Under the terms of the Purchase Agreement, the Registrant paid consideration of $15 million in cash at closing.  In addition, the Registrant may be required to pay additional cash consideration of up to $2 million in or about February 2011, contingent upon the number of new units of telematics equipment sold or subject to a binding order to be sold by the Company during the year ending December 31, 2010.  The purchase price is subject to a working capital adjustment to be performed during the first quarter of 2010, pursuant to which a portion of the cash consideration paid at closing may be returned to the Registrant to the extent that the actual working capital of the Company delivered at closing, determined in accordance with a formula set forth in the Purchase Agreement, is less than $5.5 million.  Both the contingent cash payment and the working capital adjustment are subject to customary review and dispute resolution procedures under the Purchase Agreement.

Each of the Registrant, as purchaser, and GECC and GEAI, as sellers, made customary representations and warranties in the Purchase Agreement.  The Purchase Agreement also contains a limited number of post-closing covenants, including, without limitation, those regarding confidentiality, tax matters, non-competition and general post-closing cooperation obligations.  Each party also agreed to indemnify the other party against losses to which such party and/or its affiliates may become subject that are based upon any breach or inaccuracy of any representation or warranty made by a party and certain other breaches or failures to perform under the Purchase Agreement, subject to the applicable survival period for such representations and warranties, as are set forth in the Purchase Agreement, and a deductible and/or a cap in certain circumstances.

GECC, the Company and the Registrant also entered into a customary transition services agreement at closing, pursuant to which the Company will receive certain transition services from GECC with respect to the Business in order to facilitate an orderly transition of the Business’ operations to the Company and the Registrant after the closing.

In connection with the Business’ separation from GECC, the Company has entered into a three-year joint marketing agreement with GECC’s Trailer Fleet Services (“TFS”) business, a provider of trailer rentals, leases and sales across North America.  Under this arrangement, TFS will treat the Company as a preferred supplier and will market the Company’s telematics products and services to its customers.

The Purchase Agreement is included in order to provide investors and security holders with information regarding its terms and provisions.  It is not intended to provide any other factual information about the Registrant or the other parties thereto.  In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in the disclosure schedules provided by the parties in connection with the execution of the Purchase Agreement.  The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement.  Moreover, certain representations and warranties in the Purchase Agreement may have been made for the purpose of allocating contractual risk among the parties, rather than establishing matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Accordingly, investors and security holders should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual state of facts about any of the parties thereto or any of their respective affiliates.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Registrant’s public disclosures.

The foregoing description of certain terms of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01.                                Completion of Acquisition or Disposition of Assets.

The information under Item 1.01 above (“Entry into Material Definitive Agreement”) is incorporated by reference into this Item 2.01, and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.                                Other Events.

On January 7, 2010, the Registrant issued a news release announcing the execution of the Purchase Agreement and the completion of the transactions contemplated thereby.  A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

Some of the statements contained in this Current Report on Form 8-K, including Exhibit 99.1 hereto, constitute forward-looking statements within the meaning of the federal securities laws.  Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, and the opposites of such words, although some forward-looking statements are expressed differently.  Forward-looking statements involve known and unknown risks and uncertainties that exist in the Registrant’s operations and business environment, which may be beyond the Registrant’s control, and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.  All statements other than statements of historical fact are statements that could be forward-looking statements.  For example, forward-looking statements include, without limitation:  statements regarding prospects for additional customers; market forecasts; projections of earnings, revenues, synergies, accretion or other financial information; and plans, strategies and objectives of management for future operations, including integration plans in connection with the acquisition.  Without limiting the generality of the foregoing, readers are also cautioned that the contingent consideration that may be payable by the Registrant in connection with the acquisition, as described in Items 1.01 and 2.01 of this Current Report on Form 8-K, should not be construed as an indication or expectation of the Company’s future performance.  The risks and uncertainties referred to above include, but are not limited to, future economic and business conditions, the loss of key customers or reduction in the purchase of products by any such customers, the failure of the market for the Registrant’s products to continue to develop, the possibility that the Registrant may not be able to integrate successfully the business, operations and employees of acquired businesses, the inability to protect the Registrant’s intellectual property, the inability to manage growth, the effects of competition from a variety of local, regional, national and other providers of wireless solutions, and other risks detailed from time to time in the Registrant’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2008.  These risks could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Registrant.  Forward-looking statements represent the judgment of management of the Registrant regarding future events.  Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable at the time that they are made, the Registrant can give no assurance that such expectations will prove to be correct.  The Registrant assumes no obligation to update any forward-looking statements, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

Item 9.01.              Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

The financial statements required by this Item 9.01, with respect to the acquisition described in Item 2.01 hereof, are not filed herewith.  To the extent such financial statements are required to be filed, they will be filed by an amendment no later than 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(b)           Pro forma financial information.

The pro forma financial information required by this Item 9.01, with respect to the acquisition described in Item 2.01 hereof, is not filed herewith.  To the extent such pro forma financial information is required to be filed, it will be filed by an amendment no later than 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(d)           Exhibits.

2.1	Membership Interest Purchase Agreement, dated as of January 7, 2010, by and among the Registrant, GECC and GEAI.
99.1	News Release, dated January 7, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I.D. SYSTEMS, INC.

Date: January 13, 2010	By:	/s/ Ned Mavrommatis
Name: Ned Mavrommatis
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Membership Interest Purchase Agreement, dated as of January 7, 2010, by and among I.D. Systems, Inc., General Electric Capital Corporation and GE Asset Intelligence, LLC.

99.1	News Release, dated January 7, 2010.